ANCHOR SERIES TRUST
Government and Quality Bond Portfolio
Supplement to the Summary Prospectus Dated May 2, 2011
Effective immediately, with respect to the Government and Quality Bond Portfolio, in the “Investment Adviser” section of the Portfolio Summary is amended to reflect the addition of the following portfolio managers:

	Portfolio
	Manager of the
Name	Fund Since	Title
Glen M. Goldman	2011	Vice President and Fixed Income Portfolio Manager
Dated: January 3, 2012
Versions: Combined Version 1 & Version 2 (Classes 1, 2 & 3)